UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 7, 2019 (January 1, 2019)
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Bandwidth Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Main Campus Drive Raleigh, NC	27606
(Address of principal executive offices)	(Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
   ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 1, 2019, Bandwidth Inc. (“Bandwidth”) entered into an amendment (the “Venture III Amendment”) to an office building lease with WP Propco III, LLC (as successor to Venture Center LLC), relating to 117,719 square feet of office space, including Bandwidth’s headquarters, located on the Centennial Campus of North Carolina State University in Raleigh, North Carolina (the “Venture III Lease”). In addition, on January 1, 2019, Bandwidth entered into an amendment (the “Venture I Amendment” and, together with the Venture III Amendment, the “Amendments”) to an office building lease with WP Propco I, LLC (as successor to Venture Center LLC), relating to 40,657 square feet of office space located on the Centennial Campus of North Carolina State University in Raleigh, North Carolina (the “Venture I Lease”).
The Venture III Amendment adds an additional 30,114 square feet to the 128,262 square feet currently leased by Bandwidth pursuant to the Venture III Lease. The term with respect to the additional 30,114 square feet is not expected to commence until April 1, 2019. The Venture III Amendment also removes from the terms of the Venture III Lease 40,657 square feet of office space governed by the Venture I Lease after giving effect to the Amendments. After giving effect to the Amendments, the Venture III Lease governs 117,719 square feet and the Venture I Lease governs 40,657 square feet.
The Venture III Amendment also extends the Venture III Lease with respect to 117,719 square feet until January 31, 2024. Pursuant to the Venture III Amendment with respect to the 117,719 square feet, at least 12 months prior to the expiration of the term, Bandwidth has the option to extend the lease for an additional five-year term, with certain increases in the annual base rent.
The Venture I Amendment provides Bandwidth the option to extend the Venture I Lease with respect to 40,657 square feet until January 31, 2024, and, if Bandwidth exercises such option, a further option to extend the lease with respect to 40,657 square feet for an additional five-year term, with certain increases in the annual base rent.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendments. Bandwidth intends to file a copy of the Amendments with its Annual Report on Form 10-K for the year ending December 31, 2018.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: January 7, 2019	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer